EXHIBIT-99

                                  OFFICE LEASE

THIS OFFICE LEASE ("Lease"), is entered into on November 1, 2005, between Noto Properties II, LLC, a Michigan limited liability company with offices located at 6600 - 28th Street, S.E., Grand Rapids, Michigan, 49546 ("Landlord") and BestNet Communications Corporation, a Nevada corporation, with offices located at 5075 Cascade Road SE, Suite A, Grand Rapids, Michigan, 49546 ("Tenant").


                                                 WITNESSETH

     1. Description of the Premises. Landlord leases to Tenant and Tenant hires from Landlord Suite C (the "Leased Premises") in the building (the "Building") located at 2850 Thornhills Avenue SE, Grand Rapids, Michigan, 49546, together with the non-exclusive right to use the Common Areas hereinafter defined.

     2. Common Areas. Landlord shall also make available areas and facilities of common benefit to the tenants and occupants of the Building which shall include, without limitation, such parking areas, driveways, roadways, sidewalks and ramps, service areas, hallways and lighting facilities as are a part of the Building and surrounding areas (the "Common Areas"). Subject to Section 5 hereof, Landlord shall manage, equip, light, insure, repair and maintain the Common Areas. All Common Areas shall be subject to the exclusive control and management of Landlord and Landlord shall have the right, from time to time, to establish, modify, and enforce rules and regulations with respect thereto.

     3. Term; Acceptance; Renewal & Holdover.

       3.1 Initial Term: This Lease shall be for an Initial Term of Twenty-four
(24) months commencing at noon on November 1, 2005 ("the Commencement Date") and terminating at noon on November 1, 2007 (the "Expiration Date").

       3.2 Acceptance: By conducting business from the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises in their then present condition and to have acknowledged that Landlord has fulfilled its obligation to make all improvements to the Leased Premises in accordance with any agreement, whether oral or written, between the parties.

       3.3 Commencement and Termination Dates: Landlord and the Tenant shall, upon the request of either of them, execute an Agreement in recordable form expressing the Commencement and Termination Dates of the Term of this Lease.

       3.4 Renewal Term: Provided Tenant is not in default of any covenant contained in this Lease, Tenant shall have one (1) right of renewal, which may be exercised by Tenant, in Tenant's sole discretion, for a further term of two
(2) years (a "Renewal Term"), provided, however, that Tenant gives Landlord written notice that Tenant intends to exercise its right of renewal not later than 60 days prior to the end of the then-current lease or renewal term (the "Renewal Notice"). Each renewal shall be on the terms contained in this Lease, except that there shall be no further rights to renew and except as to Base Rent which shall be adjusted as set forth in Section 4.2.

       3.5 Holdover: In the event Tenant remains in possession of the Leased Premises after the expiration or termination of the Lease, without the execution of a lease renewal or new Lease, Tenant shall be deemed to be occupying the Leased Premises as a tenant from month-to-month subject to all conditions, provisions, and obligations of this Lease, insofar as the same can be applicable to a month-to-month tenancy, cancelable by either party upon thirty (30) days written notice to the other, except that the rent shall increase by ten percent (10%) over the rent for the last month of the Lease, and Landlord may increase the rent on 30 days' written notice to Tenant.

     4. Base Rental.

       4.1 Tenant shall pay to Landlord annual rent during the Initial Term of this Lease in the amount of Thirty-Five Thousand One Hundred and Sixty Dollars and 00/100 Dollars ($35,160) ("Base Rent"), which shall be paid in equal consecutive monthly installments of One Thousand Four Hundred and Sixty-Five Dollars and 00/100 Dollars ($1,465.00) and a prorated portion for any partial calendar month. Installments of rent shall be paid on the first day of each calendar month in advance.

       4.2 In the event that Tenant exercises its right to a Renewal Term, the Base Rent payable during the Renewal Term (and the Base Building Expense figure), as specified in Section 4.1 for Base Rent and Section 5.1 for Base Building Expense, shall be adjusted as of the first day of each Renewal Term (the "First Adjustment Date") by the percentage increase in the Consumer's Price Index for all Urban Consumers specified for All Items, All Cities (1982-1984=100) and issued by the Bureau of Labor Statistics of the United States Department of Labor, or any replacement thereof (the "Index"). The increased annual Base Rent shall be equal to the annual Base Rent payable for the year preceding the Adjustment Date multiplied by a fraction, the numerator of which is the Index for the second calendar month immediately preceding the Adjustment Date and the denominator is the Index for the second calendar month one year preceding. In no event shall the Base Rent be decreased. Notwithstanding the foregoing, the increase in Base Rent for any one Renewal Term shall not be greater than five percent (5%).

       4.3 All rent shall be paid to Landlord at the address set forth herein or at such other address as Landlord may designate in writing, without any prior demand therefore and without any deduction or offset whatsoever.

       4.4 In the event that Tenant shall fail to pay any amount under this Lease when the same shall be due, such amount shall be subject to a one-time late charge of five cents (.05(cent)) for each One Dollar ($1.00) not paid when due and thereafter shall be subject to a service charge until such amount is paid at the lesser of the rate of two percent (2%) per month or the highest rate permitted by law.

     5. Building Expenses.

       5.1 Tenant also shall pay to Landlord as additional rent its proportionate share of Building Expenses for each calendar year (and a proportionate amount for any partial calendar year) during the term of this Lease (initial and renewal), whenever such Building Expenses exceed Four Thousand, Nine Hundred Eighty Seven and 50/100 Dollars ($4,987.50) for the Leased Premises. Tenant's pro rata share of all Building Expenses is Ten and 28/100ths percent (10.28%).

       5.2 "Building Expenses" shall mean all costs and expenses incurred by Landlord, directly or indirectly, in the maintenance, ownership, operation, repair, and replacement of land and the Building including the Common Areas, and including, without limitation: property taxes and assessments, real, personal, general and special; insurance; water, sewer, electricity, gas and other sources of power for heating, lighting, ventilating or air conditioning (except when separately billed to a specific tenant of the Building); management fees, wages, salaries, fringe benefits, and applicable taxes on the employer for services related to the Building performed by Landlord's employees; supplies consumed in connection with cleaning and general maintenance; cost incurred in connection with snow removal and exterior grounds care; and depreciation for repairs. Building Expenses shall not include janitorial expenses for the Leased Premises or other leased premises within the Building.

       5.3 Tenant, in addition to the payment of Tenant's pro rata share of Building Expenses, shall be directly responsible for paying for any telephone and janitorial services servicing the Leased Premises. Tenant hereby releases Landlord from any liability whatsoever for any interruption of electrical service or gas to the Leased Premises, specifically including, but not limited to, any interruption of electrical current to word processing or computer equipment or the memories thereof.

       5.4 At the end of each calendar year, Landlord shall furnish Tenant with a written statement itemizing Building Expenses and any other additional rent for that calendar year. Tenant shall pay the amount stated therein within ten
(10) days of receipt of the written statement.

       5.5 The additional rent provided to be paid pursuant to this Section 5 may be escalated by Landlord for each renewal term.

     6. Use. Tenant shall use and occupy the Leased Premises for general office purposes, and for no other purpose without the prior written consent of the Landlord. Tenant shall not intentionally and knowingly use the Leased Premises for any purpose or in any manner in violation of any law, ordinance, rule or regulation adopted or imposed by any federal, state, county, or municipal body or other governmental agency. The Tenant shall not deface or injure the Leased Premises or the Building, or permit any activity in the Leased Premises which will result in an increase of any premium for insurance on the Leased Premises or the Building unless Tenant shall pay such increased premiums.

     Tenant may move its property into the Leased Premises on or after October 10, 2005. Tenant shall be liable for any costs or damages that may result therefrom. All property of Tenant kept on the premises shall be so kept at the sole risk of Tenant and Tenant shall hold Landlord harmless from any claims arising out of damage to same.

     7. Taxes. Subject to Tenant's obligations set forth in Section 5 hereof, Landlord shall pay all taxes and special assessments levied against the land and improvements on and in which the Leased Premises are situated. Tenant shall pay all personal property taxes assessed against any personal property owned by Tenant located on or in the Leased Premises.

     8. Maintenance and Repair. Subject to Tenant's obligations set forth in
Section 5, Landlord shall maintain and repair the Common Areas and the Building in good condition and repair, including the heating and air conditioning equipment, and the electrical and plumbing systems. Tenant shall maintain the Leased Premises in a neat and clean condition. Tenant also shall be responsible for all repairs or replacements to the Leased Premises, the Building, and the

Common Areas occasioned by the negligence or willful act of Tenant, its agents, employees, invitees, or licensees, or resulting from Tenant's failure to report the need for repair or maintenance in a reasonably timely manner.

     9. Assignment and Subletting. Tenant shall not sell, assign, mortgage, pledge, or in any manner transfer this Lease nor sublet the Leased Premises or any portion thereof without the prior written consent of the Landlord. Notwithstanding any subletting for which consent is given by Landlord, Tenant shall remain fully liable on this Lease. Landlord's right to assign this Lease is and shall remain unqualified. Upon any sale of the Leased Premises in which the purchaser assumes all obligations under this Lease, Landlord shall thereupon be entirely free of all obligations of the Landlord hereunder and shall not be subject to any liability resulting from any act or omission or event occurring after such conveyance. Tenant agrees to recognize and attorn to any such transferee and Tenant further agrees, at Landlord's request, to execute and deliver a recordable instrument setting forth the provisions of this paragraph.

     10. Utilities. Subject to Tenant's obligations set forth in Section 5, Landlord shall provide electricity, heat, air conditioning, and ventilation to the Leased Premises. Landlord shall not be liable in damages should the furnishing of any utilities be interrupted.

     11. Insurance; Risk of Loss.

         11.1 Subject to Tenant's obligations set forth in Section 5, Landlord shall insure the Building, including the Leased Premises (but not Tenant's leasehold improvements or personal property located therein) and the Common Areas, against loss or damage under a policy of fire or extended coverage insurance in such amounts as Landlord shall deem appropriate. No insurance proceeds payable under any such insurance policy shall be paid to Tenant in any event.

         11.2 Tenant shall indemnify and save Landlord harmless from any liability or claim for damages which may be asserted against Landlord by reason of any accident or casualty occurring on or within the Leased Premises or which occurs in the Building or the Common Areas which is caused by Tenant, its employees, invitees, or licensees. Tenant shall, at its own cost and expense, either: (i) obtain and keep in force a policy or policies of public liability insurance naming Landlord as an additional insured with an insurance company approved by Landlord on a single occurrence basis, with liability coverage of not less than One Million Dollars ($1,000,000) or such greater amount as may be designated by Landlord; or (ii) maintain self-insurance against such risks as Tenant is required to insure against hereunder, on such basis and with such policy amounts as are comparable to the insurance described above. Tenant shall furnish Landlord with certificates or other evidence acceptable to Landlord indicating that such policies of insurance, or self-insurance as the case may be, are in full force and effect and providing that Landlord shall be notified in writing at least thirty (30) days prior to cancellation of, any material change in, or renewal of the policy.

         11.3 Any insurance or self-insurance maintained by either party pursuant to this Section 11 shall contain a clause or endorsement under which the insurer or self-insurer waives all rights of subrogation against the other party, its agents, or its employees with respect to losses payable under such policy.

         11.4 Landlord shall not be liable for any damage, injury, or loss to persons or property of Tenant or of others located in the Leased Premises, nor for the loss of or damage to any improvements made by Tenant to the Leased Premises. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow, or leaks from any part of the Leased Premises, from the pipes, appliances, or plumbing work, from the roof, street, or sub-surface, or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any damage caused by other tenants, persons, or occupants of adjacent property or the public, or caused by operations in construction of any private, public, or quasi-public work. All property of Tenant kept on the premises shall be so kept at the sole risk of Tenant and Tenant shall hold Landlord harmless from any claims arising out of loss or damage to same.

         12. Acceptance of Leased Premises. Tenant accepts the Leased Premises in their "as is" "where is" condition and agrees that Landlord shall have no obligations to make any modifications or alterations thereto, except as agreed in writing between Landlord and Tenant.

         13. Damage or Destruction.

             13.1 If, during the term of this Lease, the Leased Premises shall be partially or totally destroyed by fire or other casualty covered by insurance so as to become partially or totally untenantable, the same shall be repaired as soon as reasonably possible at the expense of Landlord unless this Lease is terminated as hereinafter provided. In the event of such damage or destruction, and this Lease is not terminated, there shall be an abatement or reduction in the rental payments due under this Lease until the Leased Premises is again tenantable.

             13.2 If, during the term of this Lease, the Leased Premises or the Building shall be partially or totally destroyed by fire or other casualty and cannot be restored within ninety (90) days after such damage or destruction, then either Landlord or Tenant, by written notice to the other, may terminate this Lease.

     14. Condemnation. If the whole or any part of the Leased Premises shall be taken by any public authority under the power of eminent domain, including any conveyances or grants made in anticipation of or in lieu of such taking, then the term of this Lease shall cease on that part of the Leased Premises from the day the possession of that part of the Leased Premises shall be acquired by such public authority, and the rent shall be paid to that date. If the portion of the Leased Premises is so taken is such as to substantially impair the usefulness of the Premises for the purpose for which the Leased Premises were leased, Tenant shall have the right either to terminate this Lease or to continue in possession of the remainder of the Leased Premises under the terms and conditions hereof except that the rental shall be reduced in proportion to the amount of the Premises taken, and in the latter event, Landlord shall promptly restore such remainder to a reasonably tenantable condition. All damages awarded for such taking shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation for diminution of value of the leasehold or to the fee of the Premises, provided, however, that Landlord shall not be entitled to any award made to Tenant for the costs of removal of fixtures or business interruption.

     15. Alterations. Tenant may, at its own expense, construct a small room on the Leased Premises to contain its telephone equipment. Tenant shall submit a detailed plan for such work to Landlord, including the identity of the contractor, for Landlord's approval before commencing construction. No other improvements, alterations, additions, or physical changes shall be made upon the Leased Premises by Tenant without the prior written consent of Landlord. Tenant shall not change the locks on any doors of the Building or to the Leased

Premises. Tenant shall not attach or hang any curtains, blinds, shades, screens, awnings, or other projections to the exterior of any window of the Leased Premises or on the outside wall of the Building. All alterations and improvements, exclusive of movable equipment and trade fixtures, installed by Tenant or Landlord shall be the property of Landlord and shall remain upon, and be surrendered with, the Leased Premises at the termination of the Lease, provided, however, that Landlord may require that Tenant remove such alterations and improvements and repair any damages to the Leased Premises caused by such removal.

     16. Signs. Landlord shall provide appropriate signs in the Common Areas identifying Tenant's location in the Building. Landlord reserves the right to require uniform interior signs for all tenants, and no sign or other advertising or lettering shall be placed in the corridors or on the exterior walls of the Building or on any window or door of the Building without Landlord's prior consent.

     17. Remedies and Defaults.

         17.1 If Tenant shall default in the payment of any sums to Landlord when due, shall fail to perform any other obligation or covenant hereof, or shall otherwise breach this Lease; or if Tenant shall be adjudicated bankrupt or make any assignment for the benefit of creditors, then Landlord may: 1.) accelerate the full balance of the rent payable for the remainder of the term which shall be then immediately payable by Tenant; 2.) terminate this Lease by giving a notice of termination effective immediately upon delivery to Tenant, evict Tenant, and recover all damages suffered as a result of Tenant's breach, including costs and expenses of repossession, alterations and additions, expenses of reletting, and expenses of enforcement or attempted enforcement of this Lease, including brokerage fees and reasonable attorney fees; or 3.) without terminating this Lease, evict Tenant or any other occupant of the Leased Premises. Tenant waives any right to possession of the Premises after eviction. Despite eviction, Tenant shall remain fully obligated for the payment of rent through the remainder of the lease term. Landlord shall have no obligation to re-let the premises and landlord's failure or refusal to re-let the premises will not affect Tenant's obligation to pay rent.

         17.2 The remedies provided to Landlord under this Lease are cumulative and not exclusive. If Landlord commences an action to enforce this Lease, Tenant agrees to pay Landlord's reasonable costs and attorney fees, whether or not such action is prosecuted to judgment. Landlord and Tenant knowingly and voluntarily waive trial by jury in any action to enforce this Lease, or which is in any way related to this Lease, the Premises, or the relationship between Landlord and Tenant.

     18. Access to Leased Premises. Upon prior written notice, Landlord shall have the right to enter upon the Leased Premises at all reasonable hours. Landlord shall have the right to use all or any part of the Leased Premises to install, maintain, use, repair and/or replace, pipes, ducts, lights, conduits, plants, wires, floor coverings, and all other mechanical equipment serving the Building; the same to be in locations within the Leased Premises as will not materially interfere with Tenant's use thereof.

     19. Rules and Regulations. Landlord reserves the right to adopt from time to time such rules and regulations for the operation of the Building and the Common Areas as are customary for buildings of this character which are not inconsistent with the provisions of this Lease. Tenant and its agents, employees, invitees, and licensees shall comply with all such rules and regulations.

     20. Waiver. Landlord's failure to insist upon the strict performance of any of the terms, covenants, or conditions of this Lease shall not be deemed a waiver of any subsequent breach or default in the terms, covenants, or conditions herein contained. This Lease may be changed, modified, or discharged only in writing, signed by both parties.

     21. Notices. All notices required hereunder shall be in writing, and shall be deemed to have been given if either delivered personally or mailed by certified or registered mail to Landlord at its address set forth herein, to Tenant at the Leased Premises, or to such other address as either party may furnish in writing during the term of this Lease.

     22. Quiet Enjoyment. Landlord covenants and agrees with Tenant, its successors and assigns, that upon Tenant's paying the rent and observing and performing all of the terms, covenants and conditions of this Lease, Tenant may peaceably and quietly hold, have, occupy, possess, and enjoy the Leased Premises for the full term hereof.

     23. Subordination/Estoppel Certificates.

         23.1 Tenant agrees that Landlord may choose to make this Lease subordinate or paramount to any mortgages, trust deeds, and ground or underlying leases now or hereafter affecting the Leased Premises and to any and all advances to be made thereunder or to be secured thereby, and to the interest and charges thereon, and all renewals, replacements and extensions thereof, provided the mortgagee, lessor, or trustee named in any such mortgages, trust deeds, or leases agrees to recognize the lease of Tenant in the event of foreclosure if Tenant is not in default. Tenant will execute promptly any instrument or certificate that Landlord may request to confirm such subordination, and hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute such instrument or certificate on its behalf.

         23.2 Tenant shall, within ten (10) days after request by Landlord, execute and deliver to Landlord an estoppel certificate proposed by Landlord identifying the Commencement Date and Expiration date of this Lease and state that this Lease is unmodified and in full force and effect, or is in full force and effect as modified, stating the modifications, and stating that Tenant does not claim that Landlord is in default in any way, or listing any such claimed defaults. The certificate also will confirm the amount of monthly installments of base rent payable hereunder and additional rent as of the date of the certificate, the date to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent. If Tenant fails to deliver the executed certificate to Landlord within the ten (10) day period, the execution of the proposed certificate will be deemed conclusively confirmed.

     24. Security Deposit. Tenant has, upon execution of this Lease, deposited with Landlord, and will keep on deposit at all times during the term hereof, the sum of One Thousand Four Hundred Sixty Five and 00/100 Dollars ($1,465.00) which shall be applied first towards any delinquent rent due under the Lease.

     25. Changes by Landlord. Landlord hereby reserves the absolute right at any time to make changes or revisions in the Building, parking lot, driveways, signs, landscaping, sidewalks, and Common Areas, including additions to, subtractions from, or rearrangements of the improvements, provided such changes do not materially alter the use of the same.

     26. Recording. The Tenant shall not record this Lease without the written consent of the Landlord; however, upon the request of either party hereto the other party shall join in the execution of a memorandum or "short form" of this

Lease for the purpose of recordation. The memorandum or short form of this Lease shall describe the parties, the Leased Premises, and the term of this Lease and shall incorporate this Lease by reference.

     27. Surrender of Leased Premises on Termination. At the expiration (or earlier termination) of this Lease, Tenant will surrender the Leased Premises broom clean and in as good condition and repair as on the Commencement Date, reasonable wear and tear excepted, and promptly upon surrender will deliver all keys and building security cards for the Leased Premises to Landlord at the place then fixed for payment of rent. All improvements which were part of the Leased Premises as of the commencement hereof or which were added thereafter shall be part of the Leased Premises and shall be owned by Landlord and delivered to Landlord upon expiration or termination of this Lease. Any property left in the Leased Premises or Common Areas shall be considered abandoned and Landlord may dispose of it at Landlord's discretion and Tenant shall hold Landlord harmless from any claims arising out of loss of or damage to same. All costs and expenses incurred by Landlord in connection with repairing or restoring the Leased Premises to the condition called for herein, together with the costs, if any, of removing from the Leased Premises any property of Tenant left therein, together with liquidated damages in an amount equal to the amount of base rent plus all other charges which would have been payable by Tenant under this Lease if the term of this Lease had been extended for the period of time reasonably required for Landlord to repair or restore the Leased Premises to the condition called for herein, shall be invoiced to Tenant as additional rent and shall be paid within fifteen (15) days after receipt of invoice.

     28. Waiver of Subrogation. To the extent permitted by their respective policies of insurance, Landlord and Tenant hereby waive any and all right of recovery against each other for any loss or damage caused by fire or any of the risks covered by standard fire and extended coverage, vandalism and malicious mischief insurance policies.

     29. Captions and Headings. The captions and headings used herein are intended only for convenience and are not to be used in construing this instrument.

     30. Applicable Law. This Lease shall be construed according to the laws of the State of Michigan. Any dispute will be subject to a court of competent jurisdiction in Kent County, Michigan. If any provision of this Lease or portions thereof, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.


     31. Successors. This Lease and the covenants and conditions herein shall inure to the benefit of and be binding upon Tenant and permitted assigns of Tenant.

     32. No Partnership. Any intention to create a joint venture or partnership between the parties hereto is hereby expressly disclaimed.

     33. Recovery by Tenant. Tenant agrees to look solely to Landlord's interest in the land and improvements on and in which the Leased Premises are situated for the satisfaction of any judgment against Landlord as a result of any breach by Landlord of any of its obligation under this Lease. No other property of Landlord or its members shall be subject to levy or execution as a result of any claim by Tenant against Landlord arising out of the relationship created by this Lease.

     34. Tenant's Warranties. Tenant is duly organized and in good standing in the state of its organization and qualified to do business in the State of Michigan. All necessary action to approve, execute, deliver, and perform this Lease has been taken by Tenant. This Lease is the valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms. The person executing this Lease has full power and authority to enter into this Lease and to bind Tenant to all of Tenant's obligations under this Lease.

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease on the day and year set forth above.


DATED:                                      LANDLORD

WITNESS                                     Noto Properties, LLC, a Michigan
                                            limited liability company
---------------------------
                                            By:  /s/
                                               -------------------------------
                                                      Vita Joann Noto,
                                                      its authorized member
---------------------------


DATED:                                      TENANT


WITNESS                                     BestNet Communications Corp.,
                                            a Nevada corporation
---------------------------------
                                            By:  /s/
                                               -------------------------------
                                                      Michael Kramarz, its
                                                      Chief Financial Officer
---------------------------------